[Green Street Financial Corp Letterhead]









December 15, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Green Street Financial Corp, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 28, 1998, at 5:15 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

      The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ H.D. Reaves, Jr.
                                          H.D. Reaves, Jr.
                                          President

--------------------------------------------------------------------------------
                           GREEN STREET FINANCIAL CORP
                                241 GREEN STREET
                       FAYETTEVILLE, NORTH CAROLINA 28301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 28, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Green Street Financial Corp ("the Company"), will be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina on January 28, 1998, at 5:15 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of three directors of the Company;

2. The ratification of the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1998;

3. The ratification of the amendment to the Green Street Financial Corp 1996 Stock Option Plan (the "1996 Stock Option Plan" or "Option Plan");

4. The ratification of the amendment to the Home Federal Savings and Loan Association Restricted Stock Plan and Trust Agreement (the "Restricted Stock Plan" or "RSP"); and

5. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 10, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ Allen Lloyd
                                    Allen Lloyd
                                    Secretary
Fayetteville, North Carolina
December 15, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           GREEN STREET FINANCIAL CORP
                                241 GREEN STREET
                       FAYETTEVILLE, NORTH CAROLINA 28301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 28, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Green Street Financial Corp (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 28, 1998, 5:15 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 15, 1997.

      At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the ratification of the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1998, (iii) the ratification of the amendment to the 1996 Stock Option Plan, (iv) the ratification of the amendment to the Restricted Stock Plan, and (v) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

      Certain terms of the stock options and restricted stock awards previously awarded to employees, officers, and directors of the Company will be amended upon stockholder ratification of Proposals III and IV. For a complete description of the stock plans and the proposed amendments, see "Proposal III Ratification of the Amendment to the 1996 Stock Option Plan" and "Proposal IV - Ratification of the Amendment to the Restricted Stock Plan." See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and directors.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on December 10, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 4,298,125 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of independent auditors as set forth in Proposal II, the ratification of the amendment to the 1996 Stock Option Plan as set forth in Proposal III and the ratification of the amendment to the Restricted Stock Plan as set forth in Proposal IV, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, such Proposal II shall be determined by a majority of the total votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter. With respect to Proposals III and IV, such votes shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to broker non-votes. Votes for which the "ABSTAIN" box is selected for Proposals III and IV shall have the effect of a vote against such proposals.

      Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                             Percent of Shares of
                                                    Amount and Nature of          Common Stock
Name and Address of Beneficial Owner                Beneficial Ownership          Outstanding
------------------------------------                --------------------     --------------------
Home Federal Savings and Loan Association
Employee Stock Ownership Plan and Trust ("ESOP")
241 Green Street
Fayetteville, North Carolina 28301                       260,000(1)                      6.0%

The Shelton Companies
3600 One First Union Center
301 S. College Street
Charlotte, NC  28202                                     292,600(2)                      6.8%

All directors and executive officers of the Company
as a group (12 persons)                                  275,014(3)                      6.3%


---------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The
      Board of Directors has appointed a committee consisting of Robert O. McCoy, Jr., Henry G. Hutaff, Sr. and Henry W. Holt to serve as the ESOP administrative committee ("ESOP Committee") and the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the Board of the Company or the ESOP Committee. As of the Record Date, 32,500 shares have been allocated under the ESOP to participant accounts.

(2) Based upon a joint Schedule 13D filing made with the Securities and Exchange Commission on behalf of the Shelton Companies, the Shelton Foundation, Third Set, Inc., Charles M. Shelton, Jr., Jennifer K. Shelton, and Jane P. Norward, dated August 1996, showing sole voting and dispositive power with respect to 292,600 shares.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 85,962 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1996 Stock Option Plan (the "1996 Stock Option Plan"). Excludes 137,540 shares of Common Stock previously awarded under the restricted stock plan ("RSP") which are subject to forfeiture and for which the individuals in the group exercise no voting control. See Director and Executive Officer Compensation. Excludes 244,601 shares held by the ESOP (260,000 shares minus 15,399 shares allocated to executive officers) over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1997 fiscal year.

--------------------------------------------------------------------------------
        I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of nine members. Three directors will be elected at the Meeting to serve for a three-year term and until their successors have been elected and qualified.

      Henry G. Hutaff, Sr., Robert O. McCoy, Jr. and John C. Pate have been nominated by the Board of Directors to serve as directors. Messrs. Hutaff, McCoy and Pate are currently members of the Board and have each been nominated for a three-year term to expire in 2001. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

      The following table sets forth information with respect to the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Association, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Association. Beneficial ownership of executive officers and directors of the Company, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."

                                                                         Shares of
                                  Age at       Year First    Current    Common Stock
                               September 30,   Elected or    Term to    Beneficially   Percent
Name and Title                     1997       Appointed(1)   Expire     Owned (2) (3)    Owned
--------------                     ----       ------------   -------   --------------   ------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2001

Henry G. Hutaff, Sr.                67            1974        1998     36,018(4)(5)       --(6)
Vice Chairman of the Board and
Director

Robert O. McCoy, Jr.                69            1971        1998     13,518(4)(5)       --(6)
Chairman of the Board and
Director

John C. Pate                        71            1970        1998     35,513(7)          --(6)
Senior Vice President and Director

DIRECTORS CONTINUING IN OFFICE

Norwood E. Bryan, Jr.               62            1976        2000     46,018(4)         1.1
Director

Joseph H. Hollinshed                62            1993        2000     21,018(4)          --(6)
Director

Henry W. Holt                       57            1979        2000     27,838(4)(5)       --(6)
Director

John M. Grantham                    66            1984        1999     22,556(8)          --(6)
Senior Vice President and Director

Robert G. Ray                       54            1993        1999     10,918(4)          --(6)
Director

H. D. Reaves, Jr.                   60            1984        1999     37,708(7)          --(6)
President, Chief Executive Officer
and Director


--------------------------
(1) Refers to the year the individual first became a director of the Company or the Association. During December 1995, all directors of the Association became directors of the Company at the time the Company was incorporated.
(2)   As of December 10, 1997, the Record Date.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Includes stock options to purchase 4,298 shares of Common Stock awarded pursuant to the 1996 Stock Option Plan which are exercisable within 60 days of the Record Date. Excludes 6,876 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual as of the Record Date.
                                           (footnotes continued on next page).

(5) Excludes 260,000 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Holt, Hutaff, and McCoy to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Record Date, 32,500 shares have been allocated under the ESOP to participant accounts.
(6)   Less than 1.0%.
(7) Includes stock options to purchase 19,771 shares of Common Stock which are exercisable held by Mr. Pate and Mr. Reaves. Excludes 31,634 shares of Common Stock awarded to each individual (Mr. Pate and Mr. Reaves) under the RSP which are subject to forfeiture and for which such individuals do not exercise voting control.
(8) Includes 10,315 stock options to purchase Common Stock which are exercisable. Excludes 16,505 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual.

Biographical Information

      Set forth below is certain information with respect to the directors, including director nominees and executive officers, of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

      Norwood E. Bryan, Jr. has been director of the Association since 1976. Mr. Bryan is a 50% shareholder and the President of Bryan Pontiac-Cadillac Company, an automobile dealership, and is also involved in automotive rental and insurance businesses.

      John M. Grantham has been director of the Association since 1984 and has served as Senior Vice President since 1983. Mr. Grantham has been employed by the Association since 1961.

      Joseph H. Hollinshed has been director of the Association since 1993. He is a co-owner of Cape Fear Supply Co., Inc., a building supply store, and Comtech, Inc., a truss fabricating company.

      Henry W. Holt has been director of the Association since 1979 and has served as the Secretary of the Board since 1984. Mr. Holt is President of Holt Oil Co., Inc., an oil distributorship, a position he has held since 1993. Prior to that time, he served as Secretary and Treasurer at Holt Oil Co., Inc.
Mr. Holt is also part owner of Holt Properties.

      Henry G. Hutaff, Sr. has been director of the Association since 1974 and has served as Vice Chairman of the Board of Directors since 1993. Mr. Hutaff is an executive with Coca Cola Bottling Company. Mr. Hutaff is also part owner of H.T.M. Investment Co. and The Mann Co.

      Robert O. McCoy, Jr. has been director of the Association since 1971 and has served as Chairman of the Board of Directors since 1993. Mr. McCoy is a realtor with McLean Real Estate Company.

      John C. Pate has been director of the Association since 1970. Mr. Pate served as President of the Association from 1976 until 1992. Mr. Pate provided consulting services for the Association after that date until 1995 when he became Senior Vice President. Mr. Pate has been employed with the Association since 1963.

      Robert G. Ray has been director of the Association since 1993. Mr. Ray is President of the law firm Rose, Ray & O'Connor, PA.

      H. D. Reaves, Jr. has been director of the Association since 1984 and has served as its President and Chief Executive Officer since 1992. Prior to that time he served as Executive Vice President. Mr. Reaves began his employment with the Association in 1962.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended September 30, 1997, but the committees of the Association's Board of Directors acted as committees for both the Company and the Association. During the fiscal year ended September 30, 1997, the Boards of Directors held 24 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1997.

      The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met one time during the year ended September 30, 1997.


      The Audit Committee consists of non-employee Directors Bryan, Hutaff and Ray. The Audit Committee, a standing committee, meets at least once a year to supervise and meet with the auditors of the Association and to ensure the maintenance of proper internal controls. The Audit Committee met once during the year ended September 30, 1997.

      The Personnel and Compensation Committee consists of non-employee Directors Hollinshed, Holt and McCoy. The committee, a standing committee, reviews personnel policies, salaries and performance of officers and employees and recommends employee salaries to the Board of Directors. The committee met once during the year ended September 30, 1997.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

      During fiscal year 1997, each non-employee director of the Board of Directors of the Association received a monthly fee of $800, regardless of attendance. Additionally, each non-employee director of the Association received a fee of $200 per meeting attended. Each non-employee director of the

Company received a fee of $150 for each monthly meeting attended. Each non-employee director who is a member of the Executive Committee, Personnel and Compensation Committee, Loan Committee or Audit Committee received $100 per meeting attended. Total fees paid to directors for the fiscal year ended September 30, 1997, were $100,200.

      During the 1997 fiscal year, non-employee directors each received awards of 21,490 stock options to purchase the Common Stock and 8,596 shares of Common Stock under the 1996 Stock Option Plan and the RSP, respectively. Such stock awards vest at the rate of 20% per year commencing on October 17, 1997.

Executive Compensation

      The Company has no full time employees, but relies on the employees of the Association for the services required by the Company. All compensation paid to officers and employees is paid by the Association.

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Association or the Company had a salary and bonus during the years ended September 30, 1997, 1996 and 1995 that exceeded $100,000 for services rendered in all capacities to the Association or the Company.



                                                                        Long Term Compensation
                                 Annual Compensation                           Awards
                                 -------------------                  --------------------------
                                                                                    Securities
                                                                      Restricted    Underlying        All
Name and              Fiscal                        Other Annual         Stock     Options/SARs     Other
Principal Position     Year    Salary     Bonus    Compensation(1)      Award($)       (#)       Compensation
------------------    ------   -------   -------   ---------------    -----------  ------------  -------------
H. D. Reaves, Jr.     1997     $97,800   $10,379                      $588,202(2)    98,857(3)    $67,333(4)
President and         1996     $97,800    $9,800       $ --                --          --         $12,194(5)
Chief Executive       1995     $96,000    $9,650                           --          --             --
Officer


-------------------
(1) Aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(2) Represents the award of 39,543 shares of Common Stock under the RSP as of October 17, 1996, on which date the last sale price of such stock was $14.875 per share. Such stock awards become non-forfeitable at the rate of 7,908 shares per year commencing on October 17, 1997. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of September 30, 1997, based upon a market price of $20.75 per share, such award of 39,543 shares had an aggregate value of $820,517.
(3) Such awards under the 1996 Stock Option Plan are first exercisable at the rate of 20% per year commencing on October 17, 1997. The exercise price equals the market value of the Common Stock on the date of grant of $14.9375.
(4) Represents an allocation of 3,245 shares of Common Stock under the ESOP based upon a market price of such stock as of September 30, 1997 of $20.750 per share.
(5) Represents an allocation of 783 shares of Common Stock under the ESOP based upon a market price of such stock of $15.5625 per share as of September 30, 1996.

      Employment Agreements. The Association entered into an employment agreement with H.D. Reaves, Jr., President of the Association ("Agreement"). The Agreement has a three year term. Mr. Reaves' base compensation under the Agreement is $97,800. Under the Agreement, Mr. Reaves' employment may be terminated by the Association for "just cause" as defined in the Agreement. If the Association terminates Mr. Reaves without just cause, Mr. Reaves will be entitled to a continuation of his salary for a period of one year thereafter. In the event of the termination of employment in connection with any change in control of the Association during the term of the Agreement, Mr. Reaves will be paid in a lump sum amount equal to 2.99 times the five year average of his taxable annual compensation. The Association maintains similar agreements with three other officers. In the event of a change in control at September 30, 1997, Mr. Reaves would have been entitled to a severance payment of approximately $300,000.

      Pension Plan. The Association maintains a pension plan for the benefit of its employees (the "Pension Plan"). Any employee who became an employee before July 1, 1995 is eligible to participate in the Pension Plan on the first day of the month coinciding with or next following his or her first year of employment with the Association. Any employee who became an employee after July 1, 1995 is eligible to participate on the July 1 or January 1 coinciding with or next following his or her completion of one year of eligible service. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of qualifying service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments or a lump sum payment to each participating employee at normal retirement age. Upon termination at or after age 65 and completion of 30 or more years of service, the annual retirement benefit would be determined based upon 45% of a participant's Final Average Compensation. Retirement benefits may be paid after age 55, in which case such benefits shall be reduced by an early retirement factor. Retirement benefits at age 65 with less than 30 years of service are also reduced proportionately. The Pension Plan also provides for payments in the event of disability or death. At September 30, 1997, Mr. Reaves, President, had 35 years of credited service under the Pension Plan. Pension expenses for the fiscal years ended 1997 and 1996 were $65,310 and $84,015, respectively.

      The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated on the basis of single life annuity amounts under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.


Average Annual Salary                      Years of Benefit Service
---------------------              --------------------------------------
                                       20           25       30 or more
                                   ---------    ----------  -------------

$ 20,000...............            $  6,000      $ 7,500      $ 9,000
  40,000...............              12,000       15,000       18,000
  60,000...............              18,000       22,500       27,000
  80,000...............              24,000       30,000       36,000
 100,000...............              30,000       37,500       45,000
 120,000...............              36,000       45,000       54,000
 150,000...............              45,000       56,250       67,500

      ESOP. The Association maintains an ESOP for the exclusive benefit of participating employees. Participating employees are full-time employees who have completed one year of service with the Savings Association and attained age
21. The ESOP is funded by contributions made by the Association in cash or the Common Stock. The ESOP has borrowed funds from the Company in order to purchase Common Stock in the Conversion. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Association is contributing $260,000 annually to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2006.

      Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation. All participants must be employed at least 1,000 hours in a plan year or shall have terminated employment due to disability, death or retirement in order to receive an allocation for such plan year. Participant benefits become 100% vested after five years of service. Employment prior to the adoption of the ESOP shall count toward vesting. Vesting will be accelerated upon retirement, death, disability or termination of the ESOP. Benefits may be payable in the form of a lump sum upon retirement, death, disability or separation from service. The Association's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

      1996 Stock Option Plan. The Board of Directors adopted the 1996 Stock Option Plan which was approved by stockholders on October 17, 1996. Pursuant to the Option Plan, 429,812 shares of the Common Stock are reserved for issuance by the Company upon exercise of stock options granted to officers, directors and employees of the Company and Association from time to time under the Option Plan. See "Proposal III - Ratification of Amendment to the 1996 Stock Option Plan" for details relating to the amendment of the Option Plan.

      The following tables set forth additional information concerning stock options granted during the 1997 fiscal year.


                             OPTION/SAR GRANTS TABLE

                      Option/SAR Grants in Last Fiscal Year
                      -------------------------------------
                                                                                      Potential Realizable
                                                                                     Value at Assumed Annual
                                                                                      Rates of Stock Price
                                                                                        Appreciation for
                       Individual Grants                                                  Option Term(2)
-------------------------------------------------------------------------------         ------------------
                                    % of Total
                 # of Securities   Options/SARs
                  Underlying         Granted to       Exercise or
                 Options/SARs       Employees in      Base Price     Expiration
 Name             Granted(#)         Fiscal Year         ($/Sh)          Date           5% ($)     10% ($)
------------      ----------          -----------        ------         ------         --------   --------

H.D. Reaves, Jr.     98,857            32.9%           $14.9375   October 17, 2006    $928,673   $2,353,442


-----------------
(1)   No Stock Appreciation Rights (SARs) are authorized under the plan.
(2) The amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved.



    Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value
    ------------------------------------------------------------------------

                                                  Number of Securities
                                                 Underlying Unexercised           Value of Unexercised
                                                         Options                  In-The-Money Options
                                                       at FY-End (#)                  at FY-End ($)
                                                 --------------------------     -------------------------
                Shares Acquired      Value
Name            on Exercise (#)    Realized ($)   Exercisable/Unexercisable     Exercisable/Unexercisable
----            ---------------    ------------   -------------------------     -------------------------

H.D. Reaves, Jr.      0              $  0                0 / 98,857                   $0 / $574,606 (1)


----------------
(1) Based upon an exercise price of $14.9375 per share and the closing price for the Common Stock of $20.75 as of September 30, 1997.

      RSP. The Association contributed sufficient funds to the RSP to purchase Common Stock from the Company representing 4% of the aggregate number of shares issued in the Conversion (i.e., 171,925 shares of Common Stock). See "Proposal IV - Ratification of Amendment to the Home Federal Savings and Loan Association Restricted Stock Plan" for details relating to the amendment of the RSP.

      Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any payouts to H.D. Reaves, Jr. under such plans during the fiscal year ended September 30, 1997.

Compensation Committee Interlocks and Insider Participation

      The Personnel and Compensation Committee of the Association serves as the salary review committee for executive officers of the Company and the Association. The Personnel and Compensation Committee is a standing committee comprised of non-employee Directors Hollinshed, Holt and McCoy.

Report of the Personnel and Compensation Committee on Executive Compensation

      The Compensation Committee meets annually to review compensation paid to executive officers and to determine the compensation levels for all employees. The Compensation Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Company's market area, including institutions with total assets of between $100 million and $300 million. Although the Compensation Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company the Compensation Committee does consider the overall profitability of the Company when making these decisions. With respect to each particular employee, his or her particular contributions to the Company over the past year are also evaluated.

      During the fiscal year ended September 30, 1997, H. D. Reaves, Jr., President and Chief Executive Officer received no increase in salary. The Compensation Committee will consider the annual compensation paid to chief executive officers of financial institutions in the State of North Carolina and surrounding states with assets of between $100 million and $300 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President in the future.

      Compensation Committee for the fiscal year ended September 30, 1997.

            Joseph H. Hollinshed
            Henry W. Holt
            Robert O. McCoy, Jr.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of April 3, 1996 (the date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were April 3, 1996, and the Company's fiscal years ended September 30, 1996 and 1997.

      There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to future stock performance.

[GRAPHIC OMITTED]


-------------------------------------------------------------------------
                                     4/03/96      9/30/96       9/30/97
-------------------------------------------------------------------------
CRSP Nasdaq U.S. Index               $100.00       $110.46       $151.61
-------------------------------------------------------------------------
CRSP Nasdaq Bank Index               $100.00       $112.11       $186.75
-------------------------------------------------------------------------
Green Street Financial Corp          $100.00       $156.83       $216.51
-------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

      No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 during the year ended September 30, 1997. Furthermore, the Company had no "interlocking" relationships existing during the year ended September 30, 1997, in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors. Robert G. Ray, Esq., is a director of the Company and the Association. He is also President of the law firm of Rose, Ray, & O'Connor, PA, which firm provides legal services to the Association.

      The Association, like many financial institutions, has followed a policy of granting residential financing of loans to officers, directors, and employees. Effective August 9, 1989, the Association followed a policy of granting all loans to executive officers and directors of the Association in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

      Since November 8, 1996, the Association has made loans available to all employees and directors of the Association at interest rates up to 1.00% below those offered to non-employees. Set forth below is information relating to loans made by the Association to its executive officers and directors whose total aggregate loan balances or line of credit exceeded $60,000 at any time during the fiscal year ended September 30, 1997.

                                                                                   Highest Balance
                                                               Date     Original      During 1997    Unpaid Balance as of   Interest
Name of Officer or Director  Loan Type                      Originated Loan Amount    Fiscal Year    September 30, 1997    Rate Paid
---------------------------  ---------                      ---------- -----------    -----------    ------------------    ---------
H. D. Reaves, Jr........     Home mortgage, adjustable rate   8-8-88    $40,000         $27,925            $25,576          6.75%(1)
H. D. Reaves, Jr........     Home equity, adjustable rate     7-2-97     50,000          45,397             43,738          8.75%

Henry Hutaff............     Home mortgage, fixed rate       4-15-97    210,000         210,000            209,075          7.00%(2)
Henry Hutaff............     Home equity, adjustable rate     4-9-97     77,000          75,638             71,763          8.75%


-----------
(1)   Had Mr. Reaves not received a discount, the current rate would be 7.75%.
(2)   The prevailing market rate was 1.00% above the rate charged.

--------------------------------------------------------------------------------
                  II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      McGladrey & Pullen, LLP, was the Company's independent public accountant for the 1997 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with McGladrey & Pullen, LLP to be its auditors for the fiscal year ended September 30, 1998. A representative of McGladrey & Pullen, LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

      Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP, as the Company's auditors for the fiscal year ending September 30, 1998.

--------------------------------------------------------------------------------
             III -- RATIFICATION OF THE AMENDMENTS TO THE 1996 STOCK
                                   OPTION PLAN
--------------------------------------------------------------------------------

General

      The Company's Board of Directors adopted the 1996 Stock Option Plan and the stockholders approved the Plan on October 17, 1996 ("Effective Date"). Pursuant to the Option Plan, up to 429,812 shares of Common Stock equal to up to 10% of the total Common Stock issued in the Conversion are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the business success of the Company and the Association. The Company has recently adopted amendments to the Option Plan ("Option Plan Amendments") and is submitting such amendments to the stockholders for ratification. The full text of the Option Plan Amendments is set forth as Appendix A to this Proxy Statement, and the summary of the Option Plan Amendments provided below is qualified in its entirety by such reference.

      Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Association, the Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the option holder. In addition, the OTS has sought to limit the Company's ability to implement provisions contained in the Option Plan that would apply in the event that an extraordinary dividend, including a dividend with the effect of being a return of capital distribution, is paid to stockholders.

      Recent OTS interpretive letters permit amendment of stock benefit plans to eliminate the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that stockholder ratification of such amendments is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted the Option Plan Amendments, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan Amendments, or to pay any special dividend that would have the effect of a return of capital distribution. Nevertheless, the Board has determined that the implementation of the Option Plan Amendments is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

      The Option Plan Amendments do not increase the number of shares reserved for issuance under the Plan or alter the classes of individuals eligible to participate in the Plan. In the event that the Option Plan Amendments are not ratified by stockholders at the Meeting, the Option Plan Amendments will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, as amended by the Option Plan Amendments, are described below.

      The Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. Directors McCoy, Hutaff and Holt serve as members of the Option Committee. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Association's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

      Officers, directors, key employees and other persons who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

      Shares issuable under the Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

      The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

      Currently, the Option Plan requires that Options granted to Employees or Directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. As permitted by OTS interpretive letters, the Option Plan Amendments will specifically authorize the acceleration of vesting of Options upon a Change in Control and also will permit an equitable adjustment in the option exercise price in the event of a payment of an extraordinary cash dividend which shall constitute a return of capital distribution; provided that such amendments are ratified by the stockholders. Such Option Plan Amendments will affect previously awarded Options and any Options that may be granted in the future. Pursuant to the Option Plan, as amended by the Option Plan Amendments, upon a Change in Control, all Options granted to such Participants that are outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

      The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

      The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

      The table below presents information related to stock option awards previously made under the Option Plan. Such Option Plan Amendments do not impact the number of awards previously made. Such Option Plan Amendments confirm the provisions of the Option Plan previously approved by stockholders with respect to the accelerated vesting of awards upon a Change in Control and an adjustment to the option exercise price upon a payment of an extraordinary cash dividend with the effect of a return of capital distribution. In accordance with the Option Plan Amendment, all outstanding option awards shall become immediately exercisable in the event of a Change in Control of the Company or the Association.


                      PRIOR AWARDS UNDER STOCK OPTION PLAN
                      ------------------------------------

Name and Position                                   Number of Options(1)(2)
-----------------                                   -----------------------

Robert O. McCoy, Jr.
  Chairman of the Board(3)...................               21,490(4)
H. D. Reaves
  Director, President and CEO................               98,857(5)
Henry G. Hutaff, Sr.
  Director and Vice Chairman of the Board(3)                21,490(4)
Norwood E. Bryan, Jr.
  Director...................................               21,490(4)
John M. Grantham
  Director and Senior Vice-President.........               51,577(5)
Joseph H. Hollinshed
  Director...................................               21,490(4)
Henry W. Holt
  Director...................................               21,490(4)
John C. Pate
  Director and Senior Vice-President(3)......               98,857(5)
Robert G. Ray
  Director...................................               21,490(4)
Jerry Robertson
  Vice President and Treasurer...............               21,490(5)
Executive Officer Group (6 persons)..........              300,872(5)
Non-Executive Director Group
  (6 persons)................................              128,940(4)



                                                        (footnotes on next page)

------------------
(1) The exercise price of such Options is equal to the Fair Market Value of the Common Stock on the date of grant (i.e., $14.9375 on October 17,
      1996).
(2) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(3)   Nominee for Director.
(4) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability or death or a Change in Control of the Company or the Association, such awards shall be 100% exercisable.
(5)   Options  awarded to officers and  employees  are  exercisable  as follows:
      Options awarded are first exercisable at the rate of 20% on the one year anniversary from the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death or disability, or upon a Change in Control of the Company or the Association. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.


Effect of Mergers, Change of Control and Other Adjustments

      Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of
Section 422 of the Code without the consent of the Optionee. In accordance with the Option Plan Amendments, upon the payment of a special or non-recurring cash dividend that constitutes a return of capital distribution to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

      In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933
Act,  (collectively,  "Registered  Securities"),  or in the alternative,  if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

      The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

      Although the Option Plan Amendments may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan Amendments specifically for anti-takeover purposes. The exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

      The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

      The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 429,812 shares of Common Stock), then the impact to current stockholders would be to dilute their current ownership percentages by approximately 9.1%. The Option Plan Amendments do not increase the maximum number of shares issuable under the Plan.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the Option Plan will have the following consequences:

      1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

      2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

      3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

      4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

      5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to
            Section 162(m)
            of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

      6. To the extent that the Option exercise price of a previously awarded Incentive Stock Option is adjusted following the payment of a dividend which would constitute a return of capital distribution, such Options will thereafter likely be deemed as not qualifying as Incentive Stock Options. Thereafter, the exercise of such Options would have the tax effects to the Option holder and the Company of a Non-Incentive Stock Option.


Accounting Treatment

      Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Ratification

      Stockholder ratification of the Option Plan Amendments is being sought in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal III.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE 1996 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
             IV -- RATIFICATION OF THE AMENDMENTS TO THE RESTRICTED
                         STOCK PLAN AND TRUST AGREEMENT
--------------------------------------------------------------------------------

General

      The Board of Directors of the Company has implemented the Restricted Stock Plan as a method of providing directors, officers, and key employees of the Association with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the
Association. As previously approved by stockholders of the Company, the Association will contribute sufficient funds to the RSP to purchase up to 171,925 shares of Common Stock, representing up to 4% of the aggregate number of shares issued in the Conversion, in the open market. Alternatively, the RSP may purchase authorized but unissued shares of Common Stock from the Company. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP were made in recognition of prior and expected future services to the Association by its directors, officers and key employees responsible for implementation of the policies adopted by the Association's Board of Directors and as a means of providing a further retention incentive.

      Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the RSP contains certain restrictions and limitations, including among others, provisions prohibiting the accelerated vesting of awards other than upon the death or disability of the award recipient.

      OTS interpretative letters permit the amendment of the RSP to eliminate the provisions of the RSP which reflect the restrictions and limitations described above, provided that stockholder ratification therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the RSP, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the RSP are collectively referred to herein as the "RSP Amendments"). The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of awards under the RSP. Nevertheless, the Board has determined that the implementation of the RSP Amendments is in the best interest of the stockholders of the Company, as well as the officers, directors and employees of the Company. The RSP Amendments do not increase the number of shares available for distribution under the RSP, change the RSP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the RSP. In the event that the RSP Amendments are not ratified by stockholders at the Meeting, the RSP Amendments will not take effect, but the RSP will remain in effect. The principal provisions of the RSP, as it would be amended by the RSP Amendments, are described below. The full text of the RSP Amendments is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the RSP Amendments provided below is qualified in its entirely by such reference.

Awards Under the RSP

      Currently the RSP provides that the Shares covered by an Award will vest not more rapidly than at the rate of 20% each year beginning one year from the date of grant or upon the disability or death of the option holder. The RSP also provides that awards will accelerate vesting upon a Change in Control, provided that such accelerated vesting is not inconsistent with regulations of the OTS in effect at the time of such accelerated vesting. As permitted by OTS interpretive letters, these restrictions on accelerated vesting upon a Change in Control of the Company or the Association may be removed through stockholder ratification of the RSP Amendments. Accordingly, pursuant to the RSP, as amended by the RSP Amendments, all Shares covered by an outstanding Award will become 100% vested upon the death, disability or a Change of Control of the Company.

      Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Association or the Company (the "RSP Committee") appointed by the Association's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Association or the Company and who have the responsibility to invest all funds contributed by the Association to the trust created for the RSP (the "RSP Trust"). Directors McCoy, Hutaff and Holt have been appointed as the RSP Committee and RSP Trustees. Unless the terms of the RSP or the RSP Committee specify otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non- forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Association, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Association, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock shall be immediately non-forfeitable in the event of the death or disability of such recipient, or upon a Change in Control of the Company or the Association, and distributed as soon as practicable thereafter. The Board of Directors may terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company. The RSP Amendments confirm the provisions of the RSP previously approved by the stockholders with respect to the acceleration of vesting of awards upon a Change in Control.

      Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Association subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee Directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

      The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

      The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Such RSP Amendments do not change the number of shares awarded or other terms, except to ratify the accelerated vesting of such awards upon a Change in Control of the Company or the Association.


                    PRIOR AWARDS UNDER RESTRICTED STOCK PLAN
                    ----------------------------------------

                                                          Number of Shares
Name and Position                                      Previously Awarded (1)(2)
-----------------                                      -------------------------

Robert O. McCoy, Jr.
  Chairman of the Board(3)..................                     8,596
H.D. Reaves, Jr.
  Director, President and CEO...............                    39,543
Henry G. Hutaff, Sr.
  Director and Vice Chairman of the Board(3)                     8,596
Norwood E. Bryan, Jr.
  Director..................................                     8,596
John M. Grantham
  Director and Senior Vice-President........                    20,631
Joseph H. Hollinshed
  Director..................................                     8,596
Henry W. Holt
  Director..................................                     8,596
John C. Pate
  Director and Senior Vice-President(3).....                    39,543
Robert G. Ray
  Director..................................                     8,596
Jerry Robertson
  Vice President and Treasurer..............                     8,596
Executive Officer Group (6 persons).........                   120,349
Non-Executive Director Group (6 persons)....                    51,576(4)

------------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3)   Nominee for director.
(4) Each of six (6) non-employee directors have been awarded 8,596 shares, subject to applicable vesting.

Amendment and Termination of the Plan

      The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

      Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become 100% vested and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

      For accounting purposes, the Company will recognize a compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned.

Stockholder Ratification

      The Company is submitting the RSP Amendments to stockholders for ratification in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal IV.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

      The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997, including financial statements, will be mailed to all stockholders of record as of the close of business on December 10, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 241 Green Street, Fayetteville, North Carolina 28301, no later than August 17, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GREEN STREET FINANCIAL CORP, 241 GREEN STREET, FAYETTEVILLE, NORTH CAROLINA 28031.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Allen Lloyd
                                    Allen Lloyd
                                    Secretary

Fayetteville, North Carolina
December 15, 1997

                                                            Exhibit A
                                                            ---------
                                    Amendment
                                     to the
                           GREEN STREET FINANCIAL CORP
                             1996 Stock Option Plan
                             ----------------------

1. Revision to the Plan by addition of the following Section 24 in its entirety as follows:

      24.   Plan Provisions Effective as of January 28, 1998.
            ------------------------------------------------

            (a) Immediate Vesting Upon a Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control of the Company or the Savings Association, all outstanding Awards shall be immediately 100% exercisable and non-forfeitable.

            (b) Non-recurring Dividends. Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the stockholders, the Company shall, within the discretion of the Committee, adjust the Option exercise price per share in a proportionate and equitable manner to reflect the payment of such capital distribution.

                                                            Exhibit B
                                                            ---------

                                    Amendment
                                     to the
                    Home Federal Savings and Loan Association
                    Restricted Stock Plan and Trust Agreement
                    -----------------------------------------


1. Revision to the Plan by addition of the following Section 9.10 in its entirety as follows:

      9.10. Plan Provisions Effective as of January 28, 1998.
            ------------------------------------------------

             Notwithstanding anything herein to the contrary, upon a Change in Control of the Parent or the Savings Association, all outstanding Awards shall be immediately 100% earned and non-forfeitable.

Appendix A

--------------------------------------------------------------------------------
                           GREEN STREET FINANCIAL CORP
                                241 GREEN STREET
                       FAYETTEVILLE, NORTH CAROLINA 28301
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 28, 1998
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Green Street Financial Corp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 28, 1998, at 5:15 p.m. and at any and all adjournments thereof, in the following manner:
                                              FOR       WITHHELD
                                              ---       --------

1.     The election as directors of the
       nominees listed below (except as
       marked to the contrary below):         |_|          |_|

       Henry G. Hutaff, Sr.
       Robert O. McCoy, Jr.
       John C. Pate

       (Instruction:  To withhold
       authority to vote for any
       individual nominee, write that
       nominee's name on the space
       provided below)

--------------------------------------------------------------------------------
                                               FOR        AGAINST    ABSTAIN
                                               ---        -------    -------
2.     The  ratification  of the
       appointment of McGladrey
       &  Pullen,  LLP as independent
       auditors of Green Street
       Financial Corp, for the fiscal year
       ending September 30, 1998.              |_|          |_|        |_|

3.     The ratification of the amendment
       to the Green Street Financial Corp
       1996 Stock Option Plan.                 |_|          |_|        |_|

4.     The  ratification  of the amendment
       to the Home Federal  Savings and Loan
       Association Restricted Stock Plan
       and Trust Agreement                     |_|          |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

       The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 15, 1997, and the 1997 Annual Report to Stockholders.



Dated:                              , 1997
        ----------------------------



---------------------------------       ---------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


---------------------------------        --------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

Appendix B

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Green Street Financial Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ]  Fee computed on table below per
       Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

       (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:
--------------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

       (3) Filing Party:
--------------------------------------------------------------------------------

       (4) Date Filed:
--------------------------------------------------------------------------------